                                 COHEN & STEERS
                              SPECIAL EQUITY FUND

                                QUARTERLY REPORT
                                 MARCH 31, 2000

COHEN & STEERS
SPECIAL EQUITY FUND
757 THIRD AVENUE
NEW YORK, NY 10017





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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

April 17, 2000

To Our Shareholders:

    We are pleased to submit to you the quarterly report for Cohen & Steers Special Equity Fund for the quarter ended March 31, 2000. The net asset value per share on that date was $25.10. Regular dividends are reviewed semi-annually; therefore, no dividend was declared for the quarter. The Board of Directors will review the next regular dividend in June.

INVESTMENT REVIEW

    During the quarter ended March 31, 2000, Cohen & Steers Special Equity Fund had a total return of - 6.2%. The Fund underperformed both the NAREIT Equity REIT Index*, which had a total return of 2.4%, and the Standard & Poor's 500 Index, which had a total return of 2.3%.

    Real estate securities posted solid, if unspectacular, performance in the first quarter, a period characterized by financial market volatility and change. Important to real estate fundamentals, the economy showed rapid acceleration, surprising most economists. Fourth quarter U.S. GDP was measured at 7.3%, a strong updraft versus the prior quarter's 5.7% growth. Upside economic surprises, together with important, but less visible, warning signs on inflation, have been met by continued monetary tightening by a hawkish Federal Reserve. In turn, these events have created significant equity market volatility and unique developments in the U.S. Treasury bond market, which is digesting the ramifications of a shrinking national debt. Long-term Treasury bond yields declined meaningfully in the first quarter, from 6.5% to 5.8% measured by the 30-year Treasury, indicating the market's belief that the Fed's actions will indeed slow the economy.

    Nearly all of the Fund's underperformance in the first quarter is attributable to the Fund's top three holdings: FrontLine Capital Group ( - 29.5% total return), Alexander's ( - 19.6%), and Ventas ( - 20.9%). Performance of these holdings, plus positions in the Health Care and Real Estate -- Services & Technology sectors, offset strong performance by the Fund's holdings in REITs and other owners of income property. This quarterly Investment Review provides fundamental updates on the Fund's top three holdings.

      FRONTLINE CAPITAL GROUP
      While FrontLine was an outstanding performer in 1999, its first quarter stock performance reflected several short-term fundamental concerns. In addition, FrontLine's share price decline likely represented a reassessment of its valuation after the stock rose thirteen-fold last year (we had been sellers of the stock ourselves). The initial public offering of FrontLine's subsidiary company OnSite Access, which provides broadband Internet services to office building tenants, was delayed by litigation (which has subsequently been resolved). OnSite's IPO will be an important milestone for FrontLine in terms of demonstrating its value-creation process and providing the capital necessary to 'wire' approximately 400 million square feet of office buildings. FrontLine's share price was also pressured by its capital-raising activities, which totaled $177 million.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

      These issues overshadowed FrontLine's announcement of a very powerful merger between its executive office suite subsidiary, VANTAS, and HQ Global, thereby creating the largest company of its kind. This merger gives FrontLine a strong cash flow business, whose tenants are small businesses that, not coincidently, are the target market for the company's other e-commerce initiatives such as OnSite Access. We believe FrontLine's management is creating value and are confident in the company's prospects considering the high secular growth in e-commerce.

      ALEXANDER'S
      Alexander's share price decline perhaps can be explained by the phrase 'no news is bad news'. Alexander's largest asset is a full city block under development on the Upper East Side of Manhattan. The market is anxiously awaiting the announcement of lead tenants and the finalization of development plans for this mega-mixed use office, retail, hotel, and residential project. The company, which is managed by another Fund holding, Vornado Realty Trust, has apparently made a smart decision by not signing tenants, considering that rental rates and property values have 'spiked' in Manhattan for the second time in this real estate cycle. While the company has risked potentially delivering their project into a slower economy, the asset value in Alexander's shares continues to rise and is well in excess of the current share price, in our opinion.

      VENTAS
      Ventas' share price was pressured by concerns about the financial restructuring of this nursing home REIT's only tenant, health care operator Vencor. Health Care REIT share prices continue to be plagued by the financial and operational woes of their tenants, despite legislative relief that will increase Medicare reimbursement to nursing homes in 2000. Specific to Ventas, the REIT has yet to reach a definitive agreement to recast the rent it will receive after Vencor emerges from bankruptcy. Despite the delays in these proceedings, we believe that a successful restructuring will still occur this year. We expect that the revised rental payment will support a stabilized dividend rate approximating $1/share, which would produce a 30% current return on Ventas' March 31, 2000 share price.

INVESTMENT OUTLOOK

    The Fund's performance will depend not only on the performance of REITs, which should influence approximately 64% of the Fund's holdings, but also on the performance of real estate-related companies whose shares are not correlated to the REIT market. For example, while both Alexander's and Ventas have elected REIT status, neither pays a current dividend and neither stock tends to move with the REIT market. Instead, we expect their share prices to be influenced more by specific key company fundamental developments.

    In our opinion, investment performance for REITs so far in 2000 appears to represent an important shift in investor sentiment and an improved supply/demand picture for REIT shares. In addition to competitive returns in the latest quarter, and perhaps more importantly, REITs have produced positive 12-month returns for the first time since mid-1998. As shown in the chart below, it appears that on a cyclical basis, the REIT bear market may be coming to an end.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.





               NAREIT EQUITY REIT INDEX 12 MONTH TOTAL RETURNS

                             [PERFORMANCE GRAPH]


                                          QUARTER ENDED
-----------------------------------------------------------------------------------------------------------------
1Q92                     1Q93                  1Q94                 1Q95                   1Q96
-----------------------------------------------------------------------------------------------------------------
11.3  13.3  16.3   14.6  38.5  31  34.1  19.7  1.7  6.6  -4.5  3.2  -0.4  3.6  10.7  15.3  18.1  16.5  18.5  35.3


                             QUARTER ENDED
--------------------------------------------------------------------------
1Q97                    1Q98                   1Q99                   1Q00
33.2  33.8  40.5  20.3  18.9  8  -13.5  -17.5  -21.1  -9  -6.5  -4.6  2.6

Source: NAREIT


    Perhaps predictably, a good number of Wall Street strategists have begun to recommend that their clients reduce their overall equity exposure and add REITs in their place. REITs are apparently again being viewed as both a safe haven for capital as well as a good source of current income. In a world where growth has been of foremost significance, and current income has simply been unimportant to most investors, persistent efforts by the Federal Reserve to slow the economy by raising interest rates may have finally convinced market participants that the Fed will eventually prevail. Such a slowdown would probably favor income-oriented securities, perhaps at the expense of the Fund's non-dividend paying securities.

    We believe that the best combination of fundamentals and valuation among REITs can be found in the Office sector. Accordingly, over 25% of the portfolio is invested in seven office companies, which are highly concentrated in high-barrier markets such as the New York metropolitan area. Brookfield Properties, our largest position, typifies the office strategy. Brookfield owns Class-A office properties in the central business districts of New York, Toronto, Boston, Minneapolis, and Denver. Office rent growth in these tight markets has surprised on the upside, a result of supply constraints and rapid absorption. Brookfield is also executing a plan to take advantage of new technology initiatives applicable to office landlords. The company has formed a new company, named 'e-ffinity Properties', which will provide a range of 'B2B' services to office owners and tenants including telecommunications, a tenant services portal, and real estate supply procurement, among others.

    The Fund's performance will also be influenced by holdings that are not correlated to REITs. A large component of these non-REIT holdings are in the Real Estate -- Services & Technology sector. The real estate community is waking up to the significant opportunity to apply Internet technology to its industry, which is well suited to benefit from the Internet due to its size, fragmentation, inefficiency, and lack of information. Many of the companies pursuing these business plans are in the private, venture capital stage but a sizable public market is developing. Business opportunities include telecommunications, tenant services and goods purchasing, supply procurement, listing and brokerage, hotel

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.


reservations, and finance, to name a few. REITs themselves are in an advantageous position to pursue these opportunities, by virtue of their 'platforms' that encompass significant square footage of real estate, tenants, and property management capabilities.

    We believe we have assembled an exciting portfolio of real estate companies that combines some of the best REIT opportunities available, special situations in under-followed stocks that require value-added research, and companies on the cutting edge of the convergence of real estate and technology. We look forward to reporting to you on the progress of these investments.

Sincerely,


             MARTIN COHEN          ROBERT STEERS
             MARTIN COHEN          ROBERT H. STEERS
             President             Chairman

                              JOSEPH M. HARVEY
                              JOSEPH M. HARVEY
                              Portfolio Manager

-------------------------------------------------------------------------------
  Cohen & Steers is now online at WWW.COHENANDSTEERS.COM. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.
-------------------------------------------------------------------------------


* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominately in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2000 (UNAUDITED)

                                                       NUMBER                      % OF
                                                      OF SHARES      VALUE      NET ASSETS
                                                      ---------   -----------   ----------
EQUITIES
   *FrontLine Capital Group..................           127,100   $ 5,592,400      15.12%
   *Alexander's..............................            62,200     3,949,700      10.68
   *Ventas...................................         1,012,400     3,353,575       9.06
    Starwood Hotels & Resorts Worldwide......           106,700     2,800,875       7.57
  **Brookfield Properties Corp. .............           192,000     2,215,181       5.99
    Vornado Realty Trust.....................            55,800     1,869,300       5.05
   *Manor Care...............................           121,900     1,645,650       4.45
    Mack-Cali Realty Corp. ..................            61,600     1,570,800       4.24
    AvalonBay Communities....................            41,800     1,530,925       4.14
   *CAIS Internet............................            59,000     1,427,063       3.86
    Crescent Real Estate Equities Co. .......            80,600     1,410,500       3.81
    Centex Corp. ............................            53,000     1,262,063       3.41
    Health Care Property Investors...........            49,100     1,248,981       3.38
    SL Green Realty Corp. ...................            52,400     1,244,500       3.36
    Equity Office Properties Trust Co. ......            49,000     1,231,125       3.33
    Kaufman & Broad Home Corp. ..............            51,900     1,112,606       3.01
    Apartment Investment & Management
       Co. -- Class A........................            23,500       897,406       2.42
    Mission West Properties..................            98,100       839,981       2.27
   *Cypress Communications...................            33,000       808,500       2.18
   *Crescent Operating.......................           261,400       751,525       2.03
   *Premier Parks............................            31,300       657,300       1.78
    Nationwide Health Properties.............            45,600       475,950       1.29
   *Hotel Reservations Network...............            20,300       360,325       0.97
                                                                  -----------     ------
         TOTAL EQUITIES (Identified
            cost -- $40,600,039).............                      38,256,231     103.40
                                                                  -----------     ------

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2000 (UNAUDITED)

                                                     PRINCIPAL                     % OF
                                                       AMOUNT        VALUE      NET ASSETS
                                                     ----------   -----------   ----------
COMMERCIAL PAPER
    Haliburton Co., 6.15%, due 4/3/00.......         $1,309,000   $ 1,308,553       3.54%
    Trainer Wortham First Republic Co.,
       6.15%, due 4/3/00....................         1,309,000      1,308,553       3.54
                                                                  -----------     ------
         TOTAL COMMERCIAL PAPER (Identified
            cost -- $2,617,106).............                        2,617,106       7.08
                                                                  -----------     ------
TOTAL INVESTMENTS (Identified
  cost -- $43,217,145)......................                       40,873,337     110.48
LIABILITIES IN EXCESS OF OTHER ASSETS.......                       (3,878,083)    (10.48)
                                                                  -----------     ------
NET ASSETS (Equivalent to $25.10 per share
  based on 1,474,061 shares of capital stock
  outstanding)..............................                      $36,995,254     100.00%
                                                                  -----------     ------
                                                                  -----------     ------

-------------------

 * Non-income producing security.

** Brookfield Properties Corp. is a Canadian company listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the Fund's position in Canadian dollars on March 31, 2000 was $3,216,000 based on an exchange rate of 1 Canadian dollar to 0.689 U.S. dollars.

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                                       6





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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                            FINANCIAL HIGHLIGHTS'D'
                           MARCH 31, 2000 (UNAUDITED)

                                                                                 NET ASSET VALUE
                                                         TOTAL NET ASSETS           PER SHARE
                                                     -------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/99......................                $43,028,881            $26.76
    Net investment income..........................  $    56,603                 $ 0.04
    Net realized and unrealized loss on
      investments..................................   (2,706,004)                 (1.70)
                                                                                 ------
    Capital stock transactions:
        Sold.......................................    1,564,401
        Redeemed...................................   (4,948,627)
                                                     -----------
Net decrease in net asset value....................                 (6,033,627)            (1.66)
                                                                   -----------            ------
End of period: 3/31/00.............................                $36,995,254            $25.10
                                                                   -----------            ------
                                                                   -----------            ------

-------------------
'D' Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

                          AVERAGE ANNUAL TOTAL RETURNS
                         (PERIODS ENDED MARCH 31, 2000)

                        ONE YEAR   SINCE INCEPTION (5/8/97)
                        --------   ------------------------
                          27.49%             4.38%

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

OFFICERS AND DIRECTORS                    KEY INFORMATION

Robert H. Steers                          INVESTMENT ADVISER
Director and Chairman                     Cohen & Steers Capital Management,
                                          Inc.
Martin Cohen                              757 Third Avenue
Director and President                    New York, NY 10017
                                          (212) 832-3232
Gregory C. Clark
Director                                  FUND SUB-ADMINISTRATOR AND TRANSFER
                                          AGENT
George Grossman                           Chase Global Funds Services Co.
Director                                  73 Tremont Street
                                          Boston, MA 02108
Jeffrey H. Lynford                        (800) 437-9912
Director
                                          CUSTODIAN
Willard H. Smith, Jr.                     The Chase Manhattan Bank
Director                                  One Chase Manhattan Plaza
                                          New York, NY 10081
Elizabeth O. Reagan
Vice President                            LEGAL COUNSEL
                                          Simpson Thacher & Bartlett
Adam Derechin                             425 Lexington Avenue
Vice President and Assistant Treasurer    New York, NY 10017

Lawrence B. Stoller                       DISTRIBUTOR
Assistant Secretary                       Cohen & Steers Securities, Inc.
                                          757 Third Avenue
                                          New York, NY 10017

                                          NASDAQ Symbol: CSSPX
                                          Website: www.cohenandsteers.com

                                          Net asset value (NAV) can be found in
                                          the daily mutual fund listings in the
                                          financial section of most major
                                          newspapers under Cohen & Steers.

                                          This report is authorized for delivery
                                          only to shareholders of Cohen & Steers
                                          Special Equity Fund, Inc. unless
                                          accompanied or preceded by the
                                          delivery of a currently effective
                                          prospectus setting forth details of
                                          the Fund. Past performance, of course,
                                          is no guarantee of future results and
                                          your investment may be worth more or
                                          less at the time you sell.

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                           STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as...................................'D'